UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

GLOBAL HIGH YIELD BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global High Yield Bond Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	Western Asset Global High Yield Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

Turning to the global economy, in its January 2019 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The global expansion has weakened. Global growth for 2018 is estimated at 3.7 percent, as in the October 2018 World Economic Outlook forecast, despite weaker performance in some economies, notably Europe and Asia…. Risks to global growth tilt to the downside. An escalation of trade tensions beyond those already incorporated in the forecast remains a key source of risk to the outlook.” From a regional perspective, the IMF projects 2019 growth in the Eurozone will be 1.6%, versus 1.8% in 2018. Japan’s economy is expected to expand 1.1% in 2019, compared to 0.9% in 2018. Elsewhere, the IMF projects that overall growth in emerging market countries will decelerate to 4.5% in 2019, versus 4.6% in 2018.

The Federal Reserve Board (the “Fed”)iii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiv at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate….”

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through

Western Asset Global High Yield Bond Fund	III

Investment commentary (cont’d)

December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In December 2018, the ECB ended its bond buying program, and again affirmed that it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	Western Asset Global High Yield Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. The Fund invests primarily in high-yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the Fund invests at least 80% of its assets in high-yield bonds. High-yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, securities we determined to be of comparable credit quality and are commonly known as “junk” bonds. Under normal circumstances, the Fund will be invested in at least three countries, (one of which may be the U.S.). The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market govern-mental issuers. The Fund’s investments may be of any maturity or durationi.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. A solid year for the global high-yield market was in sight at the end of September 2018, with the asset class outperforming U.S. Treasuries and being among the only fixed income asset class posting a positive absolute return. This performance was driven by the U.S. high-yield market, which was supported by generally robust corporate profits and solid economic growth. However, the high-yield market reversed course in the fourth quarter of 2018. This turnaround was driven by a number of factors, including concerns over moderating global growth, the potential impact of Federal Reserve Board (the “Fed”)ii monetary tightening, the ongoing trade dispute between the U.S. and China, sharply falling oil prices and several geopolitical issues. Collectively, this led to significant outflows from high-yield mutual funds and exchange traded funds (“ETFs”), and significant spread widening.

All told, the Bloomberg Barclays Global High Yield Index (Hedged) (the “Index”)iii returned -2.72% during the twelve-month reporting period ended December 31, 2018. Over the reporting period, as measured by the Index,

Western Asset Global High Yield Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

higher-rated BB-rated securities outperformed lower-rated CCC-rated bonds, as they returned -3.53% and -4.63%, respectively. Within the Index for the year, the U.S. component returned -2.08%, whereas the European component (USD-hedged) and emerging market components returned -0.79% and -4.73%, respectively. For comparison purposes, the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Universal Indexiv, returned -0.25% for the same period.

Q. How did we respond to these changing market conditions?

A. For much of the reporting period, we increased the quality of the Fund’s portfolio. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle was turning negative, but rather because valuations have compressed to the point where, in our view, maintaining an elevated level of risk was unwarranted. Toward the end of the year when high-yield spreads had significantly widened, we added back some exposure to lower rated securities, as their valuations had become more attractive. For the reporting period as a whole, we reduced the Fund’s allocation to securities rated CCC securities, while increasing our exposures to securities rated BBB (investment-grade corporate bonds) and B-rated issues. From a sector/industry perspective, we reduced the Fund’s exposures to the Consumer Cyclicals1 and Financials sectors. Conversely, we increased the Fund’s allocations to banking, Capital Goods2 and Communications3. In terms of regional positioning, toward the end of the reporting period we increased the Fund’s exposure to emerging market high-yield, as we felt they offered attractive valuations given spread widening earlier in the period.

Currency forwards, futures and options were used to hedge the Fund’s non-U.S. dollar currency exposure during the reporting period. Collectively they contributed to results.

Performance review

For the twelve months ended December 31, 2018, Class A shares of Western Asset Global High Yield Bond Fund, excluding sales charges, returned -4.47%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global High Yield Index (Hedged), returned -2.72% for the same period. The Lipper High Yield Funds Category Average4 returned -2.84% over the same time frame.

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[3]	Communications consists of the following industries: Media - Cable, Media - Non-Cable and Telecommunications.

[4]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 672 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Global High Yield Bond Fund 2018 Annual Report

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global High Yield Bond Fund:
Class A	-2.03%	-4.47%
Class C	-2.38%	-5.14%
Class C1[1]	-2.22%	-4.98%
Class I	-1.91%	-4.39%
Class IS	-1.87%	-4.30%
Bloomberg Barclays Global High Yield Index (Hedged)	-0.93%	-2.72%
Lipper High Yield Funds Category Average[2]	-2.54%	-2.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2018 for Class A, Class C, Class C1, Class I and Class IS shares were 5.83%, 5.37%, 5.60%, 6.33% and 6.44%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 5.80%, 5.34%, 5.57%, 6.28% and 6.40%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 1.15%, 1.86%, 1.64%, 0.90%, and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its quality biases. In particular, the Fund’s allocation to investment-grade corporate bonds was rewarded as they outperformed the benchmark. In addition, having an underweight to lower quality CCC-rated credits was additive for returns as they underperformed their higher rated counterparts.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 687 funds for the six-month period and among the 672 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Global High Yield Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

Asset class and regional positioning contributed to relative performance. An allocation to bank loans boosted returns as the asset class was a top performer for spread products in 2018, generating positive absolute returns. From a regional perspective, increasing the Fund’s allocation to emerging market high-yield later in the reporting period was additive to returns as they significantly outperformed both U.S. and European high-yield during the fourth quarter of 2018.

Sector/industry positioning, overall, contributed to performance during the reporting period. In particular, an overweight in Communications and an underweight in Basic Industry1 were the most additive for returns.

A number of individual holding were also positive for results, with overweights in Petrobras International Finance Company (“Petrobras”), PetSmart Inc. and NRG Energy adding the most value. During the year, Petrobras’ asset divestment and balance sheet deleveraging plans continued to progress and benefited its performance. In terms of NRG Energy, during the reporting period there was a resolution to an agreement regarding GenOn Energy’s (a unit of NRG Energy) restructuring plan, allowing for full payment of its bonds. PetSmart delivered solid results in 2018, driven by robust growth at its online business, Chewy, which offset the modest decline at its brick-and-mortar locations.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its currency exposures. In particular, allocations to the Argentine peso, Russian ruble and Brazilian real were negative for results as they all depreciated versus the U.S. dollar during the year.

From an individual security perspective, overweight positions in DISH DBS and KCAD Holdings, along with the Fund’s positions in Argentina, detracted from performance. Dish DBS bonds traded lower given the increasingly competitive pay-TV market that resulted in heightened satellite subscriber losses. Dish DBS is also evaluating an entrance to the wireless market and the uncertainty of how that might be funded negatively impacted its bonds. Several of the Fund’s equity positions that we received as part of the corporate restructuring process were headwinds for results during the reporting period, including KCAD Holdings. The company was negatively impacted by sharply falling oil prices. A crisis of confidence around Argentina’s economic policymaking and mixed signals by the country’s central bank precipitated a sustained depreciation of the Argentinian peso. The decline of its currency and a generally weaker economic backdrop impacted the valuations of both Argentina’s local and U.S. dollar-denominated debt.

Finally, from a sector positioning perspective, overweights to the Consumer Cyclicals and Energy sectors detracted from performance as they both lagged the benchmark.

Thank you for your investment in Western Asset Global High Yield Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

4	Western Asset Global High Yield Bond Fund 2018 Annual Report

focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. Investments in high-yield (“junk”) bonds and foreign securities, including emerging markets, involve risks beyond those inherent in higher rated and domestic investments. The risks of high-yield bonds include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2018 were: Sovereign Bonds (22.1%), Communication Services (17.6%), Energy (14.9%), Consumer Discretionary (11.2%) and Financials (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

iv

The Bloomberg Barclays U.S. Universal Index represents the union of the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Western Asset Global High Yield Bond Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2018 and December 31, 2017 and does not include derivatives such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communications Services sector.

6	Western Asset Global High Yield Bond Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.03%	$1,000.00	$979.70	1.14%	$5.69	Class A	5.00%	$1,000.00	$1,019.46	1.14%	$5.80
Class C	-2.38	1,000.00	976.20	1.87	9.31	Class C	5.00	1,000.00	1,015.78	1.87	9.50
Class C1	-2.22	1,000.00	977.80	1.62	8.08	Class C1	5.00	1,000.00	1,017.04	1.62	8.24
Class I	-1.91	1,000.00	980.90	0.88	4.39	Class I	5.00	1,000.00	1,020.77	0.88	4.48
Class IS	-1.87	1,000.00	981.30	0.80	4.00	Class IS	5.00	1,000.00	1,021.17	0.80	4.08

Western Asset Global High Yield Bond Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Global High Yield Bond Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 12/31/18	-4.47%	-5.14%	-4.98%	-4.39%	-4.30%
Five Years Ended 12/31/18	1.82	1.10	1.32	2.05	2.14
Ten Years Ended 12/31/18	9.55	N/A	9.04	9.86	N/A
Inception* through 12/31/18	—	2.82	—	—	3.69

With sales charges[2]	Class A	Class C	Class C1[3]	Class I	Class IS
Twelve Months Ended 12/31/18	-8.56%	-6.05%	-5.89%	-4.39%	-4.30%
Five Years Ended 12/31/18	0.94	1.10	1.32	2.05	2.14
Ten Years Ended 12/31/18	9.07	N/A	9.04	9.86	N/A
Inception* through 12/31/18	—	2.82	—	—	3.69

Cumulative total returns
Without sales charges[1]
Class A (12/31/08 through 12/31/18)	148.99%
Class C (Inception date of 8/1/12 through 12/31/18)	19.55
Class C1[3] (12/31/08 through 12/31/18)	137.61
Class I (12/31/08 through 12/31/18)	156.05
Class IS (Inception date of 8/31/12 through 12/31/18)	25.78

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception date for Class A, C, C1, I and IS shares are February 22, 1995, August 1, 2012, February 22, 1995, February 22, 1995 and August 31, 2012, respectively.

Western Asset Global High Yield Bond Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2008 - December 2018

Value of $1,000,000 invested in

Class I Shares of Western Asset Global High Yield Bond Fund vs. Bloomberg Barclays Global High Yield Index (Hedged)† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

10	Western Asset Global High Yield Bond Fund 2018 Annual Report

†

Hypothetical illustration of $10,000 invested in Class A and Class C1 shares and $1,000,000 invested in Class I shares of Western Asset Global High Yield Bond Fund on December 31, 2008, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. On August 1, 2012, Class C shares were reclassified as Class C1 shares. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Barclays Global High Yield Index (Hedged). The Bloomberg Barclays Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Global High Yield Bond Fund 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities

Benchmark	— Bloomberg Barclays Global High Yield Index (Hedged)

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA GHY	— Western Asset Global High Yield Bond Fund

12	Western Asset Global High Yield Bond Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Global High Yield Index (Hedged)

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA GHY	— Western Asset Global High Yield Bond Fund

Western Asset Global High Yield Bond Fund 2018 Annual Report	13

Schedule of investments

December 31, 2018

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 65.2%
Communication Services — 15.6%
Diversified Telecommunication Services — 3.5%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,120,000		$1,117,200	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	570,000		498,750
Telecom Italia Finance SA, Senior Notes	7.750%	1/24/33	380,000	EUR	545,513
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,880,000		1,793,050	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	1,750,000		1,640,835	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	4,230,000		3,235,950	(a)
Total Diversified Telecommunication Services					8,831,298
Entertainment — 0.1%
Netflix Inc., Senior Notes	5.875%	11/15/28	330,000		321,486	(a)
Interactive Media & Services — 0.5%
Match Group Inc., Senior Notes	5.000%	12/15/27	1,420,000		1,309,950	(a)
Media — 8.8%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	7,240,000		6,660,800	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	4,800,000		4,386,000	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	2,262,000		2,112,482	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	1,805,000		1,665,112	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	420,000		351,225
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,850,000		1,496,187
DISH DBS Corp., Senior Notes	7.750%	7/1/26	4,497,000		3,732,510
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	590,000		531,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	1,044,000	GBP	1,326,358	(b)
Total Media					22,261,674
Wireless Telecommunication Services — 2.7%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	1,610,000		1,634,150	(a)
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	800,000		716,000	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,530,000		2,397,175
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	170,000		179,775
Sprint Corp., Senior Notes	7.875%	9/15/23	1,550,000		1,594,563
Sprint Corp., Senior Notes	7.625%	2/15/25	320,000		320,800
Total Wireless Telecommunication Services					6,842,463
Total Communication Services					39,566,871
Consumer Discretionary — 8.2%
Auto Components — 1.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,910,000		1,470,700	(a)
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	100,000		91,375

See Notes to Financial Statements.

14	Western Asset Global High Yield Bond Fund 2018 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Auto Components — continued
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	1,650,000		$1,482,938
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	700,000		658,000	(a)
Total Auto Components					3,703,013
Commercial Services & Supplies — 0.2%
Blitz F18-674 GmbH, Senior Secured Notes	6.000%	7/30/26	410,000	EUR	445,017	(a)
Diversified Consumer Services — 0.3%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	720,000		709,200	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes, Step coupon	6.875%	7/8/20	100,000	GBP	133,258	(b)
Total Diversified Consumer Services					842,458
Hotels, Restaurants & Leisure — 3.0%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	230,000		212,175	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Notes (14.000% PIK)	14.000%	2/9/23	1,607,455		1,607,455	(a)(c)(d)(e)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	900,000		903,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	860,000		817,000
Marston’s Issuer PLC, Secured Bonds (5.641% to 7/15/19 then 3 mo. GBP LIBOR + 2.550%)	5.641%	7/15/35	882,000	GBP	945,390	(b)(f)
MGM Resorts International, Senior Notes	4.625%	9/1/26	420,000		379,050
Pinnacle Bidco PLC, Senior Secured Notes	6.375%	2/15/25	210,000	GBP	266,628	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	2,600,000		2,411,500	(a)
Total Hotels, Restaurants & Leisure					7,542,573
Household Durables — 0.5%
Lennar Corp., Senior Notes	5.000%	6/15/27	350,000		320,688
Lennar Corp., Senior Notes	4.750%	11/29/27	770,000		697,812
TopBuild Corp., Senior Notes	5.625%	5/1/26	320,000		294,400	(a)
Total Household Durables					1,312,900
Specialty Retail — 2.0%
Hertz Corp., Senior Notes	5.875%	10/15/20	890,000		866,637
Masaria Investments SAU, Senior Secured Notes	5.000%	9/15/24	240,000	EUR	253,148	(a)
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	480,000	EUR	507,226	(a)
Maxeda DIY Holding BV, Senior Secured Notes	6.125%	7/15/22	631,000	EUR	666,791	(b)
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	1,510,000		1,377,875	(a)
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	760,000		720,100	(a)
Tendam Brands SAU (3 mo. Euribor + 5.250%, 5.250% floor)	5.250%	9/15/24	660,000	EUR	709,167	(a)(f)
Total Specialty Retail					5,100,944

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	15

Schedule of investments (cont’d)

December 31, 2018

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Textiles, Apparel & Luxury Goods — 0.7%
CBR Fashion Finance BV, Senior Secured Notes	5.125%	10/1/22	550,000	EUR	$520,343	(b)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,470,000		1,332,187	(a)
Total Textiles, Apparel & Luxury Goods					1,852,530
Total Consumer Discretionary					20,799,435
Consumer Staples — 1.1%
Food Products — 0.9%
Boparan Finance PLC, Senior Secured Notes	5.500%	7/15/21	830,000	GBP	770,693	(b)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	210,000		197,925	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	1,390,000		1,264,900	(a)
Total Food Products					2,233,518
Household Products — 0.2%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	560,000		534,632
Total Consumer Staples					2,768,150
Energy — 13.9%
Energy Equipment & Services — 0.1%
Transocean Inc., Senior Notes	7.250%	11/1/25	430,000		377,325	(a)
Oil, Gas & Consumable Fuels — 13.8%
Berry Petroleum Co. Escrow	—	—	1,600,000		0	*(c)(d)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	375,000		350,625	(a)
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	1,885,000		1,672,937
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	530,000		447,850
Ecopetrol SA, Senior Notes	4.125%	1/16/25	2,350,000		2,238,375
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	2,400,000		2,327,100	(a)
Magnum Hunter Resources Corp. Escrow	—	—	2,000,000		0	*(c)(d)(g)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,500,000		2,400,000	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	790,000		762,350
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	870,000		732,975	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	760,000		726,461
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,400,000		1,441,300
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	430,000		405,924
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	11,140,000		10,332,350
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	700,000		718,570	(b)
Range Resources Corp., Senior Notes	4.875%	5/15/25	650,000		536,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	1,540,000		1,505,350	(a)

See Notes to Financial Statements.

16	Western Asset Global High Yield Bond Fund 2018 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	50,000		$47,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	353,000		320,348
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,700,000		1,644,750	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	2,110,000		1,928,034	(a)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	800,000		780,008	(a)
Whiting Petroleum Corp., Senior Notes	6.625%	1/15/26	1,400,000		1,207,500
YPF SA, Senior Notes	8.500%	7/28/25	2,450,000		2,208,062	(a)
YPF SA, Senior Notes	6.950%	7/21/27	150,000		122,813	(a)
Total Oil, Gas & Consumable Fuels					34,857,057
Total Energy					35,234,382
Financials — 8.8%
Banks — 7.2%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,050,000		1,090,031
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/18/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	1,630,000		1,420,137	(a)(f)
CIT Group Inc., Senior Notes	5.250%	3/7/25	430,000		421,400
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,920,000		1,740,000	(f)(h)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	1,080,000		1,113,750	(a)(f)(h)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	700,000		637,000	(f)(h)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	1,000,000		907,939	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	4,220,000		3,873,824	(a)
Itau Unibanco Holding SA, Subordinated Notes	5.650%	3/19/22	750,000		773,250	(b)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	510,000		558,779
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	570,000		591,375	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,240,000		1,256,341
Santander UK Group Holdings PLC, Junior Subordinated Bonds, (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	640,000	GBP	821,100	(b)(f)(h)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5.500% to 2/26/19 then 5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	1,520,000		1,524,080	(b)(f)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	930,000		855,289	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	810,000		718,626	(a)
Total Banks					18,302,921

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	17

Schedule of investments (cont’d)

December 31, 2018

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Finance — 0.1%
Navient Corp., Senior Notes	6.750%	6/15/26	390,000		$324,675
Diversified Financial Services — 1.3%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	490,000		262,150	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,000,000		992,500	(a)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	910,000	EUR	928,673	(b)
Jerrold Finco PLC, Senior Secured Notes	6.125%	1/15/24	390,000	GBP	479,693	(a)
LHC3 PLC, Senior Secured Notes (4.125% Cash or 4.875% PIK)	4.125%	8/15/24	410,000	EUR	449,793	(a)(e)
Total Diversified Financial Services					3,112,809
Insurance — 0.2%
Galaxy Bidco Ltd., Senior Secured Notes	6.375%	11/15/20	350,000	GBP	441,114	(b)
Total Financials					22,181,519
Health Care — 5.7%
Health Care Equipment & Supplies — 0.2%
IDH Finance PLC, Senior Secured Notes	6.250%	8/15/22	510,000	GBP	539,863	(b)
Health Care Providers & Services — 1.8%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	240,000		204,000	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	866,000		907,135	(c)(d)(f)(i)
Centene Corp., Senior Notes	5.375%	6/1/26	1,350,000		1,316,250	(a)
DaVita Inc., Senior Notes	5.125%	7/15/24	460,000		432,400
DaVita Inc., Senior Notes	5.000%	5/1/25	330,000		300,713
HCA Inc., Senior Notes	7.500%	2/15/22	300,000		319,500
HCA Inc., Senior Notes	5.625%	9/1/28	200,000		193,500
HCA Inc., Senior Secured Notes	5.250%	6/15/26	620,000		616,900
HCA Inc., Senior Secured Notes	5.500%	6/15/47	410,000		389,500
Total Health Care Providers & Services					4,679,898
Pharmaceuticals — 3.7%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	3,450,000		3,018,750	(a)
Nidda BondCo GmbH, Senior Notes	5.000%	9/30/25	510,000	EUR	514,435	(b)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	3,470,000		3,071,520
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	2,950,000		2,713,319
Total Pharmaceuticals					9,318,024
Total Health Care					14,537,785
Industrials — 3.2%
Building Products — 0.8%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	500,000		438,750	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	1,780,000		1,501,875	(a)
Total Building Products					1,940,625

See Notes to Financial Statements.

18	Western Asset Global High Yield Bond Fund 2018 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — 1.3%
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	850,000		$748,000	(a)
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	680,000		671,500
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	550,000		511,500
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	1,460,000		1,284,800
Total Commercial Services & Supplies					3,215,800
Construction & Engineering — 0.1%
Promontoria Holding 264 BV, Senior Secured Notes	6.750%	8/15/23	300,000	EUR	333,902	(a)
Containers & Packaging — 0.2%
Hercule Debtco Sarl, Senior Secured Notes (6.750% Cash or 7.500% PIK)	6.750%	6/30/24	460,000	EUR	471,705	(a)(e)
Marine — 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	980,000		739,900	(a)
Trading Companies & Distributors — 0.3%
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	970,000		856,025	(a)
Transportation Infrastructure — 0.2%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	720,000		630,000	(a)
Total Industrials					8,187,957
Information Technology — 1.0%
Internet Software & Services — 0.2%
IPD 3 BV, Senior Secured Notes	4.500%	7/15/22	490,000	EUR	555,949	(a)
Software — 0.3%
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	720,000		706,500	(a)
Technology Hardware, Storage & Peripherals — 0.5%
Western Digital Corp., Senior Notes	4.750%	2/15/26	1,510,000		1,315,588
Total Information Technology					2,578,037
Materials — 5.9%
Chemicals — 0.7%
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	690,000		640,327	(a)
Monitchem HoldCo 2 SA, Secured Notes	6.875%	6/15/22	650,000	EUR	602,277	(b)
Valvoline Inc., Senior Notes	5.500%	7/15/24	600,000		588,000
Total Chemicals					1,830,604
Construction Materials — 0.2%
Cemex SAB de CV , Senior Secured Notes	5.700%	1/11/25	350,000		336,441	(a)
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	2,320,000		2,147,438	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,230,000		1,223,850
Total Containers & Packaging					3,371,288

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	19

Schedule of investments (cont’d)

December 31, 2018

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 3.2%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	200,000		$204,000	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	820,000		840,500	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	750,000		720,000	(a)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	1,930,000		1,856,419	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	320,000		258,000	(a)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,030,000		1,066,050
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	700,000		649,250
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	600,000		555,750
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	500,000		396,250
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,090,000		1,601,463
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,137,394		4,309	*(a)(j)
Total Metals & Mining					8,151,991
Paper & Forest Products — 0.5%
Mercer International Inc., Senior Notes	7.375%	1/15/25	1,310,000		1,310,000	(a)
Total Materials					15,000,324
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	870,000		723,188
Utilities — 1.5%
Electric Utilities — 0.8%
Pampa Energia SA, Senior Notes	7.500%	1/24/27	900,000		758,430	(a)
Perusahaan Listrik Negara PT, Senior Notes	5.500%	11/22/21	1,190,000		1,230,162	(b)
Total Electric Utilities					1,988,592
Gas Utilities — 0.4%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	1,130,000		1,005,700
Independent Power and Renewable Electricity Producers — 0.3%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	770,000		689,215	(a)
Total Utilities					3,683,507
Total Corporate Bonds & Notes (Cost — $174,800,578)					165,261,155
Sovereign Bonds — 21.8%
Argentina — 4.5%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	59.031%	6/21/20	41,630,000	ARS	1,182,941	(f)
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	1,550,000		1,246,781
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	2,090,000		1,600,156

See Notes to Financial Statements.

20	Western Asset Global High Yield Bond Fund 2018 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Argentina —continued
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	6,420,000		$4,638,450
Autonomous City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	990,000		843,975	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,110,000		924,075	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	1,250,000		906,263	(a)
Total Argentina					11,342,641
Brazil — 3.4%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	112,000	BRL	30,226
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	2,569,000	BRL	694,443
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,134,000	BRL	575,644
Brazilian Government International Bond, Senior Notes	4.250%	1/7/25	6,160,000		6,090,946
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	1,250,000		1,204,075
Total Brazil					8,595,334
Colombia — 1.0%
Colombia Government International Bond, Senior Notes	4.000%	2/26/24	1,540,000		1,526,525
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	1,000,000		956,250
Total Colombia					2,482,775
Costa Rica — 0.2%
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	510,000		435,413	(a)
Dominican Republic — 0.5%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	300,000		298,125	(a)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	1,110,000		1,096,125	(a)
Total Dominican Republic					1,394,250
Ecuador — 1.2%
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	200,000		202,750	(a)
Ecuador Government International Bond, Senior Notes	7.950%	6/20/24	3,320,000		2,934,050	(b)
Total Ecuador					3,136,800
Egypt — 0.6%
Egypt Government International Bond, Senior Notes	6.125%	1/31/22	240,000		235,971	(b)
Egypt Government International Bond, Senior Notes	5.577%	2/21/23	750,000		712,760	(a)
Egypt Government International Bond, Senior Notes	7.500%	1/31/27	510,000		487,958	(a)
Total Egypt					1,436,689
El Salvador — 0.2%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	500,000		459,875	(a)
Ghana — 0.3%
Ghana Government International Bond, Bonds	10.750%	10/14/30	740,000		838,846	(a)
Guatemala — 0.4%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	1,070,000		989,750	(a)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	21

Schedule of investments (cont’d)

December 31, 2018

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Honduras — 0.4%
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	1,100,000		$1,091,860	(a)
Indonesia — 1.9%
Indonesia Government International Bond, Senior Notes	2.950%	1/11/23	700,000		669,961
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	3,250,000		3,205,910	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	1,000,000		951,807	(a)
Total Indonesia					4,827,678
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	290,000		241,643	(a)
Ivory Coast Government International Bond, Senior Notes, Step Bond	5.750%	12/31/32	271,500		240,364	(b)
Total Ivory Coast					482,007
Mexico — 0.3%
Mexican Bonos, Bonds	6.500%	6/9/22	13,730,000	MXN	656,382
Nigeria — 0.4%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	470,000		416,993	(b)
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	800,000		728,569	(a)
Total Nigeria					1,145,562
Russia — 1.5%
Russian Federal Bond — OFZ, Bonds	8.150%	2/3/27	106,000,000	RUB	1,491,607
Russian Federal Bond — OFZ, Bonds	7.050%	1/19/28	177,537,000	RUB	2,318,619
Total Russia					3,810,226
Senegal — 0.1%
Senegal Government International Bond, Bonds	6.250%	5/23/33	400,000		345,618	(a)
South Africa — 0.3%
Republic of South Africa Government International Bond, Senior Notes	4.875%	4/14/26	750,000		714,744
Sri Lanka — 0.1%
Sri Lanka Government International Bond, Senior Notes	6.250%	7/27/21	290,000		280,109	(b)
Turkey — 2.8%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	8,170,000		7,060,792
Ukraine — 0.8%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	500,000		441,486	(a)
Ukraine Government International Bond, Senior Notes	7.750%	9/1/26	800,000		683,620	(a)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	1,100,000		876,721	(a)
Total Ukraine					2,001,827
Uruguay — 0.5%
Uruguay Government International Bond, Senior Notes	8.500%	3/15/28	44,850,000	UYU	1,182,994	(b)

See Notes to Financial Statements.

22	Western Asset Global High Yield Bond Fund 2018 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Venezuela — 0.2%
Venezuela Government International Bond, Senior Notes	7.750%	10/13/19	1,401,000	$325,312	*(b)(k)
Venezuela Government International Bond, Senior Notes	8.250%	10/13/24	640,000	150,400	*(b)(k)
Total Venezuela				475,712
Total Sovereign Bonds (Cost — $62,891,861)				55,187,884
Senior Loans — 5.8%
Communication Services — 1.3%
Diversified Telecommunication Services — 0.4%
UnityMedia Hessen GmbH & Co. KG, Term Loan B (1 mo. LIBOR + 2.250%)	4.705%	9/30/25	1,080,000	1,045,237	(f)(l)(m)
Media — 0.9%
American Media Inc., Term Loan (1 mo. LIBOR + 8.000%)	10.522%	1/7/19	500,000	500,000	(d)(f)(l)(m)
Charter Communications Operating LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.530%	4/30/25	1,343,424	1,291,702	(f)(l)(m)
Lamar Media Corp., Term Loan B (1 mo. LIBOR + 1.750%)	4.313%	3/14/25	575,650	560,539	(f)(l)(m)
Total Media				2,352,241
Total Communication Services				3,397,478
Consumer Discretionary — 2.5%
Hotels, Restaurants & Leisure — 0.8%
Aramark Services Inc., Term Loan B3 (1 mo. LIBOR + 1.750%)	4.272%	3/11/25	1,780,065	1,728,132	(f)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	4.256%	10/25/23	215,488	207,946	(f)(l)(m)
Total Hotels, Restaurants & Leisure				1,936,078
Specialty Retail — 1.6%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.380%	3/11/22	5,268,339	4,175,159	(f)(l)(m)
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan (3 mo. LIBOR + 5.500%)	8.300%	10/31/20	245,067	194,828	(f)(l)(m)
Total Consumer Discretionary				6,306,065
Industrials — 1.0%
Air Freight & Logistics — 0.4%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.470%	1/15/25	1,209,237	1,167,188	(f)(l)(m)
Professional Services — 0.4%
Trans Union LLC, 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	4.522%	4/9/23	957,294	924,507	(f)(l)(m)
Trading Companies & Distributors — 0.2%
Beacon Roofing Supply Inc., Term Loan (1 mo. LIBOR + 2.250%)	4.682%	1/2/25	496,250	473,298	(f)(l)(m)
Total Industrials				2,564,993

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	23

Schedule of investments (cont’d)

December 31, 2018

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., 2024 Term Loan A (1 mo. LIBOR + 2.000%)	4.504%	4/26/24	809,753	$775,845	(f)(l)(m)
Materials — 0.6%
Containers & Packaging — 0.6%
Reynolds Group Holdings Inc., Term Loan (1 mo. LIBOR + 2.750%)	5.272%	2/5/23	1,478,150	1,415,329	(f)(l)(m)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.455%	2/7/23	360,376	360,376	(d)(e)(f)(l)(m)
Total Senior Loans (Cost — $15,989,585)				14,820,086

			Shares
Common Stocks — 1.7%
Communication Services — 0.0%
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	105,900	*(c)(d)
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.5%
Bossier Casino Venture Holdco Inc.			90,995	1,144,717	*(c)(d)
Energy — 1.0%
Energy Equipment & Services — 0.4%
Hercules Offshore Inc. (Escrow)			24,992	22,661	*(c)(d)
KCAD Holdings I Ltd.			395,216,044	888,841	*(c)(d)
Total Energy Equipment & Services				911,502
Oil, Gas & Consumable Fuels — 0.6%
Berry Petroleum Co.			135,551	1,173,495	(c)(i)
Blue Ridge Mountain Resources Inc.			103,751	415,004	*(c)(d)
MWO Holdings LLC			670	0	*(c)(d)(g)
Total Oil, Gas & Consumable Fuels				1,588,499
Total Energy				2,500,001
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			58,644	65	*(c)(d)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC			24,645	566,835	*
Total Common Stocks (Cost — $10,311,136)				4,317,518

See Notes to Financial Statements.

24	Western Asset Global High Yield Bond Fund 2018 Annual Report

Western Asset Global High Yield Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government & Agency Obligations — 1.4%
U.S. Government Obligations — 1.4%
U.S. Treasury Notes	2.125%	2/29/24	500,000		$490,527
U.S. Treasury Notes	2.000%	6/30/24	1,250,000		1,215,845
U.S. Treasury Notes	2.250%	11/15/25	1,750,000		1,711,855
Total U.S. Government & Agency Obligations (Cost — $3,351,081)					3,418,227
Convertible Bonds & Notes — 0.7%
Communication Services — 0.7%
Interactive Media & Services — 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	640,000		585,300
Media — 0.5%
DISH Network Corp., Senior Notes	2.375%	3/15/24	510,000		407,957
DISH Network Corp., Senior Notes	3.375%	8/15/26	1,010,000		818,116
Total Media					1,226,073
Total Convertible Bonds & Notes (Cost — $2,043,371)					1,811,373

			Shares
Investments in Underlying Funds — 0.3%
Invesco Senior Loan ETF (Cost — $834,617)			36,190		788,218

			Face Amount†
Non-U.S. Treasury Inflation Protected Securities — 0.1%
Argentina — 0.1%
Bonos de la Nacion Argentina con Ajuste por CER, Bonds (Cost — $224,112)	4.000%	3/6/20	9,403,904	ARS	217,678

			Shares
Preferred Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK) (Cost — $2,151,214)	8.000%		28,147,331		22,462	(c)(d)(e)
Total Investments before Short-Term Investments (Cost — $272,597,555)					245,844,601

			Face Amount†
Short-Term Investments — 0.3%
Sovereign Bonds — 0.3%
Argentina Treasury Bill	(22.102)%	3/29/19	4,047,000	ARS	119,766	(n)
Argentina Treasury Bill	(36.214)%	5/31/19	16,820,000	ARS	495,245	(n)
Total Sovereign Bonds (Cost — $557,058)					615,011

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	25

Schedule of investments (cont’d)

December 31, 2018

Western Asset Global High Yield Bond Fund

Security	Rate	Shares	Value
Money Market Funds — 0.0%
Western Asset Government Cash Management Portfolio LLC (Cost — $100,687)	2.390%	100,687	$100,687	(o)
Total Short-Term Investments (Cost — $657,745)			715,698
Total Investments — 97.3% (Cost — $273,255,300)			246,560,299
Other Assets in Excess of Liabilities — 2.7%			6,851,273
Total Net Assets — 100.0%			$253,411,572

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Restricted security (Note 9).

(j)	The maturity principal is currently in default as of December 31, 2018.

(k)	The coupon payment on these securities is currently in default as of December 31, 2018.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Rate shown represents yield-to-maturity.

(o)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2018, the total market value of investments in Affiliated Companies was $100,687 and the cost was $100,687 (Note 8).

Abbreviations used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

See Notes to Financial Statements.

26	Western Asset Global High Yield Bond Fund 2018 Annual Report

Western Asset Global High Yield Bond Fund

Abbreviations used in this schedule (cont’d):

CER	— Coeficente de Establilzacion de Referencia

ETF	— Exchange-Traded Fund

EUR	— Euro

GBP	— British Pound

ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

PIK	— Payment-In-Kind

RUB	— Russian Ruble

UYU	— Uruguayan Peso

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro Currency Futures	57	3/19	$8,151,214	$8,209,781	$(58,567)

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	200,000	USD	228,473	Citibank N.A	1/18/19	$1,028
USD	230,000	EUR	200,697	Citibank N.A	1/18/19	(302)
USD	576,307	EUR	500,000	Citibank N.A	1/18/19	2,553
USD	6,255,318	GBP	4,711,856	Citibank N.A	1/18/19	244,104
EUR	474,022	USD	554,274	JPMorgan Chase Bank	1/18/19	(10,330)
Total						$237,053

Abbreviations used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

Summary of Investments by Country** (unaudited)
United States	40.9%
Brazil	9.6
Argentina	6.7
United Kingdom	4.1
Turkey	3.5
France	3.2
Russia	3.1
Indonesia	3.0

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	27

Schedule of investments (cont’d)

December 31, 2018

Western Asset Global High Yield Bond Fund

Summary of Investments by Country** (unaudited) (cont’d)
Italy	2.9%
Luxembourg	2.8
Israel	2.3
Colombia	2.2
Canada	1.9
Netherlands	1.7
Ecuador	1.3
Mexico	1.0
Ireland	0.9
Zambia	0.9
Ukraine	0.8
Peru	0.7
Germany	0.6
Egypt	0.6
Dominican Republic	0.6
Uruguay	0.5
Nigeria	0.5
Honduras	0.4
United Arab Emirates	0.4
Guatemala	0.4
Ghana	0.3
South Africa	0.3
Ivory Coast	0.2
Venezuela	0.2
El Salvador	0.2
Jersey	0.2
Costa Rica	0.2
Senegal	0.1
Sri Lanka	0.1
Spain	0.1
Australia	0.0 ‡
Investments in Underlying Funds	0.3
Short-Term Investments	0.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2018 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

28	Western Asset Global High Yield Bond Fund 2018 Annual Report

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $273,154,613)	$246,459,612
Investments in affiliated securities, at value (Cost — $100,687)	100,687
Cash	289,118
Foreign currency, at value (Cost — $526,682)	523,269
Interest and dividends receivable	4,440,690
Receivable for securities sold	1,880,033
Receivable for Fund shares sold	517,556
Unrealized appreciation on forward foreign currency contracts	247,685
Deposits with brokers for open futures contracts	146,921
Prepaid expenses	36,841
Principal paydown receivable	4,903
Total Assets	254,647,315

Liabilities:
Payable for Fund shares repurchased	829,640
Investment management fee payable	146,954
Distributions payable	50,224
Service and/or distribution fees payable	50,026
Unrealized depreciation on forward foreign currency contracts	10,632
Payable to broker — variation margin on open futures contracts	4,988
Trustees’ fees payable	1,631
Payable for securities purchased	685
Accrued expenses	140,963
Total Liabilities	1,235,743
Total Net Assets	$253,411,572

Net Assets:
Par value (Note 7)	$431
Paid-in capital in excess of par value	322,480,133
Total distributable earnings (loss)	(69,068,992)
Total Net Assets	$253,411,572

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	29

Statement of assets and liabilities (cont’d)

December 31, 2018

Net Assets:
Class A	$138,978,413
Class C	$4,390,645
Class C1	$23,938,307
Class I	$29,813,505
Class IS	$56,290,702

Shares Outstanding:
Class A	23,675,431
Class C	746,518
Class C1	4,033,796
Class I	5,083,492
Class IS	9,597,391

Net Asset Value:
Class A (and redemption price)	$5.87
Class C*	$5.88
Class C1*	$5.93
Class I (and redemption price)	$5.86
Class IS (and redemption price)	$5.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.13

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Western Asset Global High Yield Bond Fund 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest from unaffiliated investments	$17,716,186
Interest from affiliated investments	27,516
Dividends	240,179
Less: Foreign taxes withheld	(7,750)
Total Investment Income	17,976,131

Expenses:
Investment management fee (Note 2)	1,985,615
Service and/or distribution fees (Notes 2 and 5)	666,615
Transfer agent fees (Note 5)	203,681
Registration fees	102,420
Fund accounting fees	62,590
Audit and tax fees	50,422
Legal fees	33,724
Shareholder reports	33,227
Custody fees	11,871
Trustees’ fees	7,583
Insurance	4,859
Commitment fees (Note 10)	3,254
Interest expense	614
Miscellaneous expenses	11,646
Total Expenses	3,178,121
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(40,161)
Net Expenses	3,137,960
Net Investment Income	14,838,171

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	1,269,224
Futures contracts	571,298
Written options	76,397
Forward foreign currency contracts	67,609
Foreign currency transactions	(174,335)
Net Realized Gain	1,810,193
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(29,484,780)
Futures contracts	(58,567)
Written options	50,428
Forward foreign currency contracts	305,812
Foreign currencies	(20,132)
Change in Net Unrealized Appreciation (Depreciation)	(29,207,239)
Net Loss on Investments, Futures Contracts, Written Options, Forward Foreign Currency Contracts and Foreign Currency Transactions	(27,397,046)
Decrease in Net Assets From Operations	$(12,558,875)

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	31

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$14,838,171	$16,926,890
Net realized gain (loss)	1,810,193	(2,190,581)
Change in net unrealized appreciation (depreciation)	(29,207,239)	10,640,387
Increase (Decrease) in Net Assets From Operations	(12,558,875)	25,376,696

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(14,532,025)	(16,539,078)
Return of capital	(620,685)	(1,072,483)
Decrease in Net Assets From Distributions to Shareholders	(15,152,710)	(17,611,561)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	42,017,373	70,520,536
Reinvestment of distributions	14,519,700	16,721,988
Cost of shares repurchased	(88,919,258)	(129,545,668)
Decrease in Net Assets From Fund Share Transactions	(32,382,185)	(42,303,144)
Decrease in Net Assets	(60,093,770)	(34,538,009)

Net Assets:
Beginning of year	313,505,342	348,043,351
End of year(b)	$253,411,572	$313,505,342

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 12. For the year ended December 31, 2017, distributions from net investment income were $16,539,078.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 12. For the year ended December 31, 2017, end of year net assets included overdistributed net investment income of $(203,252).

See Notes to Financial Statements.

32	Western Asset Global High Yield Bond Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.48	$6.33	$5.85	$6.67	$7.28

Income (loss) from operations:
Net investment income	0.32	0.33	0.40	0.42	0.46
Net realized and unrealized gain (loss)	(0.60)	0.17	0.48	(0.81)	(0.60)
Total income (loss) from operations	(0.28)	0.50	0.88	(0.39)	(0.14)

Less distributions from:
Net investment income	(0.32)	(0.33)	(0.40)	(0.43)	(0.47)
Return of capital	(0.01)	(0.02)	—	—	—
Total distributions	(0.33)	(0.35)	(0.40)	(0.43)	(0.47)

Net asset value, end of year	$5.87	$6.48	$6.33	$5.85	$6.67
Total return[2]	(4.47)%	7.83%	15.74%	(6.29)%	(2.07)%

Net assets, end of year (millions)	$139	$174	$162	$151	$191

Ratios to average net assets:
Gross expenses	1.16%	1.14%	1.15%	1.13%	1.14%
Net expenses	1.14 [3]	1.14 [3]	1.15	1.13	1.14
Net investment income	5.19	5.17	6.59	6.45	6.33

Portfolio turnover rate	99%	124%	99%	71%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.49	$6.34	$5.86	$6.67	$7.28

Income (loss) from operations:
Net investment income	0.28	0.29	0.36	0.37	0.40
Net realized and unrealized gain (loss)	(0.60)	0.16	0.48	(0.80)	(0.59)
Total income (loss) from operations	(0.32)	0.45	0.84	(0.43)	(0.19)

Less distributions from:
Net investment income	(0.28)	(0.28)	(0.36)	(0.38)	(0.42)
Return of capital	(0.01)	(0.02)	—	—	—
Total distributions	(0.29)	(0.30)	(0.36)	(0.38)	(0.42)

Net asset value, end of year	$5.88	$6.49	$6.34	$5.86	$6.67
Total return[2]	(5.14)%	7.23%	14.75%	(6.77)%	(2.94)%

Net assets, end of year (000s)	$4,391	$7,402	$6,828	$6,583	$10,243

Ratios to average net assets:
Gross expenses	1.88%	1.85%	1.85%	1.82%	1.90%
Net expenses[3]	1.87 [4]	1.85	1.85	1.82	1.90
Net investment income	4.44	4.45	5.89	5.76	5.59

Portfolio turnover rate	99%	124%	99%	71%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Global High Yield Bond Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.55	$6.40	$5.92	$6.74	$7.36

Income (loss) from operations:
Net investment income	0.30	0.31	0.38	0.39	0.43
Net realized and unrealized gain (loss)	(0.62)	0.16	0.48	(0.81)	(0.61)
Total income (loss) from operations	(0.32)	0.47	0.86	(0.42)	(0.18)

Less distributions from:
Net investment income	(0.29)	(0.30)	(0.38)	(0.40)	(0.44)
Return of capital	(0.01)	(0.02)	—	—	—
Total distributions	(0.30)	(0.32)	(0.38)	(0.40)	(0.44)

Net asset value, end of year	$5.93	$6.55	$6.40	$5.92	$6.74
Total return[2]	(4.98)%	7.28%	15.09%	(6.60)%	(2.58)%

Net assets, end of year (000s)	$23,938	$33,074	$41,128	$44,474	$59,395

Ratios to average net assets:
Gross expenses	1.64%	1.63%	1.63%	1.61%	1.61%
Net expenses	1.62 [3]	1.63 [3]	1.63	1.61	1.61
Net investment income	4.71	4.70	6.13	5.97	5.87

Portfolio turnover rate	99%	124%	99%	71%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.48	$6.33	$5.85	$6.66	$7.27

Income (loss) from operations:
Net investment income	0.34	0.35	0.42	0.43	0.48
Net realized and unrealized gain (loss)	(0.61)	0.16	0.48	(0.80)	(0.60)
Total income (loss) from operations	(0.27)	0.51	0.90	(0.37)	(0.12)

Less distributions from:
Net investment income	(0.34)	(0.34)	(0.42)	(0.44)	(0.49)
Return of capital	(0.01)	(0.02)	—	—	—
Total distributions	(0.35)	(0.36)	(0.42)	(0.44)	(0.49)

Net asset value, end of year	$5.86	$6.48	$6.33	$5.85	$6.66
Total return[2]	(4.39)%	8.27%	15.87%	(5.92)%	(1.93)%

Net assets, end of year (000s)	$29,814	$38,236	$35,702	$37,193	$52,168

Ratios to average net assets:
Gross expenses	0.90%	0.89%	0.88%	0.89%	0.85%
Net expenses[3]	0.89 [4]	0.89	0.88	0.89	0.85
Net investment income	5.45	5.41	6.87	6.69	6.63

Portfolio turnover rate	99%	124%	99%	71%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Global High Yield Bond Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.48	$6.33	$5.85	$6.66	$7.27

Income (loss) from operations:
Net investment income	0.35	0.36	0.42	0.44	0.48
Net realized and unrealized gain (loss)	(0.61)	0.16	0.48	(0.80)	(0.59)
Total income (loss) from operations	(0.26)	0.52	0.90	(0.36)	(0.11)

Less distributions from:
Net investment income	(0.34)	(0.35)	(0.42)	(0.45)	(0.50)
Return of capital	(0.01)	(0.02)	—	—	—
Total distributions	(0.35)	(0.37)	(0.42)	(0.45)	(0.50)

Net asset value, end of year	$5.87	$6.48	$6.33	$5.85	$6.66
Total return[2]	(4.30)%	8.37%	15.97%	(5.81)%	(1.86)%

Net assets, end of year (000s)	$56,291	$61,017	$102,526	$91,473	$95,171

Ratios to average net assets:
Gross expenses	0.82%	0.79%	0.79%	0.78%	0.78%
Net expenses[3]	0.80 [4]	0.79	0.79	0.78	0.78
Net investment income	5.55	5.57	6.94	6.81	6.71

Portfolio turnover rate	99%	124%	99%	71%	62%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global High Yield Bond Fund 2018 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

38	Western Asset Global High Yield Bond Fund 2018 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Global High Yield Bond Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$19,191,980	$1,607,455		$20,799,435
Energy	—	35,234,382	0	*	35,234,382
Health care	—	13,630,650	907,135		14,537,785
Other corporate bonds & notes	—	94,689,553	—		94,689,553
Sovereign bonds	—	55,187,884	—		55,187,884
Senior loans:
Communication services	—	2,897,478	500,000		3,397,478
Utilities	—	—	360,376		360,376
Other senior loans	—	11,062,232	—		11,062,232
Common stocks:
Communication services	—	—	105,900		105,900
Consumer discretionary	—	—	1,144,717		1,144,717
Energy	—	1,173,495	1,326,506		2,500,001
Industrials	—	—	65		65
Utilities	—	566,835	—		566,835
U.S. government & agency obligations	—	3,418,227	—		3,418,227
Convertible bonds & notes	—	1,811,373	—		1,811,373
Investments in underlying funds	$788,218	—	—		788,218
Non-U.S. treasury inflation protected securities	—	217,678	—		217,678
Preferred stocks	—	—	22,462		22,462
Total long-term investments	$788,218	$239,081,767	$5,974,616		$245,844,601
Short-term investments†:
Sovereign bonds	—	615,011	—		615,011
Money market funds	—	100,687	—		100,687
Total short-term investments	—	715,698	—		715,698
Total investments	$788,218	$239,797,465	$5,974,616		$246,560,299
Other financial instruments:
Forward foreign currency contracts	—	$247,685	—		$247,685
Total	$788,218	$240,045,150	$5,974,616		$246,807,984

40	Western Asset Global High Yield Bond Fund 2018 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$58,567	—	—	$58,567
Forward foreign currency contracts	—	$10,632	—	10,632
Total	$58,567	$10,632	—	$69,199

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2017		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$1,349,883		$4,935	—	$(4,935)	$257,572
Energy	0	*	—	—	—	—
Health care	865,394		1,511	—	40,230	—
Materials	0	*	—	$(38)	38	—
Senior loans:
Communication services	—		9,687	—	—	490,313
Consumer discretionary	471,700		539	(175,769)	415,130	—
Energy	197,368		19	165	34,645	—
Information technology	2,063,432		(9,611)	(2,188)	(24,226)	—
Utilities	—		(12,313)	(3,378)	(76,774)	466,908
Common stocks:
Communication services	293,344		—	—	(187,444)	—
Consumer discretionary	1,087,390		—	—	57,327	—
Energy	2,156,122		—	—	(1,213,363)	—
Industrials	170,654		—	(61,397)	(109,146)	—
Preferred Stocks:
Industrials	260,640		—	—	(259,011)	20,833
Total	$8,915,927		$(5,233)	$(242,605)	$(1,327,529)	$1,235,626

Western Asset Global High Yield Bond Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

Investments in Securities (cont’d)	Sales		Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of December 31, 2018		Net change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at December 31, 2018[2]
Corporate bonds & notes:
Consumer discretionary	—		—	—	$1,607,455		$(4,935)
Energy	—		—	—	0	*	—
Health Care	—		—	—	907,135		40,230
Materials	$0	*	—	—	—		—
Senior loans:
Communication services	—		—	—	500,000		—
Consumer discretionary	(711,600)		—	—	—		—
Energy	(232,197)		—	—	—		—
Information technology	(1,251,562)		—	$(775,845)	—		—
Utilities	(14,067)		—	—	360,376		(76,774)
Common stocks:
Communication services	—		—	—	105,900		(187,445)
Consumer discretionary	—		—	—	1,144,717		57,327
Energy	(31,257)		$415,004	—	1,326,506		(1,213,363)
Industrials	(46)		—	—	65		(170,589)
Preferred stocks:
Industrials	—		—	—	22,462		(259,012)
Total	$(2,240,729)		$415,004	$(775,845)	$5,974,616		$(1,814,561)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived

42	Western Asset Global High Yield Bond Fund 2018 Annual Report

utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/18 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average		Impact to Valuation from an Increase in Input*
Corporate Bonds & Notes	$1,607	Market Approach	Average EV/EBITDA Multiple	8.95	x	Increase
			EV/Revenue vs EBITDA Margin Multiple	1.94	x	Increase
			EV/Tangible Assets vs EBITDA/Tangible Assets Multiple	1.84	x	Increase
			Liquidity Discount	0.40%		Decrease
Common Stock	$1,145	Market Approach	EV/EBITDA Multiple	9.24	x	Increase

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Global High Yield Bond Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

44	Western Asset Global High Yield Bond Fund 2018 Annual Report

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Global High Yield Bond Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

46	Western Asset Global High Yield Bond Fund 2018 Annual Report

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability portion of $10,632. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset Global High Yield Bond Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gain upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Distributable Earnings/(Loss)	Paid-in Capital
(a)	$6,848,962	$(6,848,962)

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar dominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net investment management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore a monthly

48	Western Asset Global High Yield Bond Fund 2018 Annual Report

subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class I and Class IS shares did not exceed 1.95%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $40,161.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C and Class C1 shares which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$32,193	—
CDSCs	5,126	$697

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Western Asset Global High Yield Bond Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$238,087,788	$37,392,287
Sales	263,278,404	46,369,790

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$273,832,444	$3,024,271	$(30,296,416)	$(27,272,145)
Futures contracts	—	—	(58,567)	(58,567)
Forward foreign currency contracts	—	247,685	(10,632)	237,053

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$247,685

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Futures contracts[2]	$58,567
Forward foreign currency contracts	10,632
Total	$69,199

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the

50	Western Asset Global High Yield Bond Fund 2018 Annual Report

change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Written options	$76,397
Futures contracts	571,298
Forward foreign currency contracts	67,609
Total	$715,304

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Written options	$50,428
Futures contracts	(58,567)
Forward foreign currency contracts	305,812
Total	$297,673

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$9,756
Futures contracts (to sell)†	7,772,361
Forward foreign currency contracts (to buy)	2,717,299
Forward foreign currency contracts (to sell)	7,328,110

†	At December 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$247,685	$(302)	$247,383	—	$247,383
JPMorgan Chase Bank NA	—	(10,330)	(10,330)	—	(10,330)
Total	$247,685	$(10,632)	$237,053	—	$237,053

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C

Western Asset Global High Yield Bond Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$386,173	†	$145,785
Class C	61,777		4,127
Class C1	218,665	†	21,541
Class I	—		31,537
Class IS	—		691
Total	$666,615		$203,681

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2018, the service and/or distribution fees reimbursed amounted to $68 and $8 for Class A and Class C1, respectively.

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/ Expense Reimbursements
Class A	$21,520
Class C	858
Class C1	4,057
Class I	4,873
Class IS	8,853
Total	$40,161

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$7,856,627	$8,481,766
Class C	269,897	303,391
Class C1	1,345,963	1,719,539
Class I	1,869,999	2,170,852
Class IS	3,189,539	3,863,530
Total	$14,532,025	$16,539,078
Return of Capital:
Class A	$335,568	$550,003
Class C	11,528	19,674
Class C1	57,488	111,504
Class I	79,871	140,770
Class IS	136,230	250,532
Total	$620,685	$1,072,483

52	Western Asset Global High Yield Bond Fund 2018 Annual Report

7. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,702,479	$17,021,348	6,403,374	$41,369,173
Shares issued on reinvestment	1,260,572	7,804,927	1,315,000	8,510,430
Shares repurchased	(7,102,607)	(44,494,982)	(6,460,626)	(41,678,642)
Net increase (decrease)	(3,139,556)	$(19,668,707)	1,257,748	$8,200,961

Class C
Shares sold	10,549	$70,054	254,819	$1,651,189
Shares issued on reinvestment	42,637	264,896	47,235	306,130
Shares repurchased	(447,130)	(2,763,720)	238,144	(1,535,092)
Net increase (decrease)	(393,944)	$(2,428,770)	63,910	$422,227

Class C1
Shares sold	56,005	$371,823	32,359	$211,507
Shares issued on reinvestment	216,072	1,353,095	262,294	1,715,693
Shares repurchased	(1,286,705)	(8,043,728)	(1,669,381)	(10,912,788)
Net decrease	(1,014,628)	$(6,318,810)	(1,374,728)	$(8,985,588)

Class I
Shares sold	2,997,854	$18,728,035	3,093,662	$19,925,518
Shares issued on reinvestment	286,410	1,771,016	321,023	2,075,673
Shares repurchased	(4,105,543)	(25,507,091)	(3,150,311)	(20,348,465)
Net increase (decrease)	(821,279)	$(5,008,040)	264,374	$1,652,726

Class IS
Shares sold	936,466	$5,826,113	1,141,665	$7,363,149
Shares issued on reinvestment	537,990	3,325,766	637,004	4,114,062
Shares repurchased	(1,299,954)	(8,109,737)	(8,559,416)	(55,070,681)
Net increase (decrease)	174,502	$1,042,142	(6,780,747)	$(43,593,470)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash

Western Asset Global High Yield Bond Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2018. The following transactions were effected in shares of such companies for the year ended December 31, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$6,306,003	$78,630,565	78,630,565	$84,835,881	84,835,881

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
Western Asset Government Cash Management Portfolio LLC	—	$27,516	—	$100,687

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 12/31/2018		Value Per Unit	Percent of Net Assets
Berry Petroleum Co., Common Stock	135,551	2/17, 3/17, 4/18, 9/18	$1,501,749	$1,173,495	(a)	$8.66	0.46%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$866,000	6/17	859,862	907,135		$104.75	0.36%
			$2,361,611	$2,080,630			0.82%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees.

10. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2018, the Fund incurred a commitment fee in the amount of $3,254. The Fund did not utilize the Redemption Facility during the year ended December 31, 2018.

54	Western Asset Global High Yield Bond Fund 2018 Annual Report

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$14,532,025	$16,539,290
Tax return of capital	620,685	1,072,271
Total distributions paid	$15,152,710	$17,611,561

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred Capital Losses*	$(41,468,505)
Other book/tax temporary differences(a)	(496,510)
Unrealized appreciation (depreciation)(b)	(27,103,977)
Total accumulated earnings (losses) — net	$(69,068,992)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the difference between cash and accrual basis distributions paid, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax basis adjustments in partnership investments.

12. Recent accounting pronouncements

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most

Western Asset Global High Yield Bond Fund 2018 Annual Report	55

Notes to financial statements (cont’d)

notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

56	Western Asset Global High Yield Bond Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Global High Yield Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Yield Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Global High Yield Bond Fund 2018 Annual Report	57

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2018, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Global High Yield Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

58	Western Asset Global High Yield Bond Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Global High Yield Bond Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as high yield funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2018 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods. The Board noted that the Fund’s performance was ahead of its benchmark for the quarter ending September 30, 2018.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and

60	Western Asset Global High Yield Bond Fund

sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of high yield funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2020.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information

Western Asset Global High Yield Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. In addition, the Board took into account the size of the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

62	Western Asset Global High Yield Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Yield Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset Global High Yield Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

64	Western Asset Global High Yield Bond Fund

Independent Trustees† cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	137
Other board memberships held by Trustee during past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Global High Yield Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

66	Western Asset Global High Yield Bond Fund

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Western Asset Global High Yield Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

68	Western Asset Global High Yield Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date:	Daily
Payable date:	January 2018 - December 2018
Interest from federal obligations*	0.65%
Tax return of capital	4.10%

*	Expressed as a percentage of the distributions paid reduced by the return of capital.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Global High Yield Bond Fund	69

Western Asset

Global High Yield Bond Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC† Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

†	Prior to May 2, 2018, known as Western Asset Management Company.

*	Effective Effective May 7, 2018, BNY became custodian.

Western Asset Global High Yield Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global High Yield Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global High Yield Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010736 2/19 SR19-3553

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,040 in December 31, 2017 and $316,910 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,200 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2017 and $12,000 in December 31, 2018

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $160,000 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 25, 2019

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2019